Exhibit 23(b)

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
CNS, Inc.:

     We consent to the use of our reports incorporated herein by reference.


                             /s/ KPMG Peat Marwick


Minneapolis, Minnesota
May 30, 1995